UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

June 11, 2015

CELATOR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54852	20-2680869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 PrincetonSouth Corporate Center Suite 180 Ewing, New Jersey	08628
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 243-0123

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Celator Pharmaceuticals, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders on June 11, 2015. The following are the voting results for each matter voted upon:

Proposal 1:      The election of the following nominees as directors of the Company to serve until the Company’s 2016 Annual Meeting of Stockholders and until their successors are elected.

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes

Michael R. Dougherty	15,363,154	61,508	14,106,367
Jean-Pierre Bizzari	15,363,154	61,508	14,106,367
Scott T. Jackson	15,363,100	61,562	14,106,367
Richard S. Kollender	15,355,841	68,821	14,106,367
Joseph M. Lobacki	15,363,154	61,508	14,106,367
Joseph A. Mollica	15,348,647	76,015	14,106,367
Scott Morenstein	15,364,954	59,708	14,106,367
Nicole Vitullo	15,350,801	73,861	14,106,367

Proposal 2:      The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
28,555,642	286,496	688,891	--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELATOR PHARMACEUTICALS, INC.

By:	/s/ Fred M. Powell
Fred M. Powell,
Vice President and Chief Financial Officer

Date: June 12, 2015

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